UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

HOLLY ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Limited Partner Units	HEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On March 14, 2022, Holly Energy Partners, L.P. (the “Partnership”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission regarding, among other things, the HEP Transaction (as defined in the Original Form 8-K). The Partnership is filing this Amendment No. 1 on Form 8-K/A to the Original Form 8-K to provide the historical audited financial statements and pro forma financial information required by Item 9.01(a) and (b) and to file the Consulting Agreement referenced in Item 5.02 of the Original Form 8-K. The pro forma condensed combined financial information included as Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A has been presented for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what the Partnership’s actual results or financial condition would have been if the HEP Transaction had occurred on the relevant date, and is not intended to project the future results or the financial condition that the Company may achieve following the HEP Transaction.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited consolidated financial statements of Sinclair Transportation Company and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of income, changes of stockholder’s equity, and cash flows for the years ended December 31, 2021 and 2020 are included as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Partnership for and as of the year ended December 31, 2021, and the notes related thereto, are included as Exhibit 99.2 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement, dated as of March 14, 2022, by and between HF Sinclair Corporation and Mark Peterson.

23.1	Consent of KPMG LLP, Independent Auditor.

99.1	Audited consolidated financial statements of Sinclair Transportation Company and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of income, changes of stockholder’s equity, and cash flows for the years ended December 31, 2021 and 2020.

99.2	Unaudited pro forma condensed combined financial information of Holly Energy Partners, L.P. as of and for the year ended December 31, 2021, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By: HEP LOGISTICS HOLDINGS, L.P., its general partner

By: HOLLY LOGISTIC SERVICES, L.L.C., its general partner

Date: March 16, 2022	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	President